                                                                      EXHIBIT 13


                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

             SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS


The standardized and nonstandardized average annual total returns are computed according to the formula described below. A hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending redeemable values as of the most recent fiscal year end, for the calendar year-to-date (nonstandardized only), and over a 1-year, 3-year (nonstandardized only), 5-year, and 10-year period, or since inception if a Funding Option has not been in existence for one of the prescribed periods.


T = (ERV/P)(1/n) -1 where:

       T = average annual total return
       P = a hypothetical initial payment of $1,000 n = the applicable year (1, 3, 5, 10) or portion thereof
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each of the periods

Both the standardized and nonstandardized performance returns reflect the deduction for the management fees and other expenses for a Funding Option, the mortality and expense risk charge and the administrative expense charge.

For Funding Options that were in existence prior to the date they became available under Fund ABD II, the standardized and nonstandarized average total return quotations will show the investment performance that such Funding Options would have achieved (reduced by applicable charges/fees had they been held under the Contract for the period quoted. The total return quotations are based on historical earnings and are not necessarily representative of future performance. An Owner's Contract Value at redemption may be more or less than original cost.

Standardized Method

The standardized returns take into consideration all fees and/or charges applicable to the Funding Option or contract.

Under the standardized method, the $30 annual contract administrative charge is reflected in the calculation and is assumed to be deducted at the end of August of each year. It is expressed as a percentage of assets based on the actual fees collected (or, anticipated, if a new product) divided by the average net assets (or, anticipated average net assets, if a new product) for contracts sold under the prospectus for each year for which performance is shown.

Each standardized average annual total return quotation assumes a total redemption at the end of each period with the assessment of any applicable withdrawal charge (6%, 6%, 5%, 5%, 4%, 3% 2%) at that time.

Nonstandardized Method

Nonstandardized returns do not reflect the deduction of any applicable withdrawal charge or the $30 annual administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the contract is designed for long-term investment.

For a Schedule of the Computation of the Total Return Quotations, both Standardized and Nonstandardized, see attached.

Portfolio Architect
Standardized Performance



CAPITAL APPRECIATION FUND

           Unit Values  Dollars     Units    Dollars     Units     Dollars      Units   Annual Fee
           -----------  -------    -------   -------    -------    -------     -------  ----------
 --------
 12/31/86    0.355923                                                 1000    2809.596    0.016%
 --------
 08/31/87    0.487589                                             -0.12622      -0.259    0.016%
 08/31/88    0.341875                                             -0.18642      -0.545    0.016%
 08/31/89    0.424192                                             -0.17214      -0.406    0.016%
 08/31/90    0.357292                                             -0.17558      -0.491    0.016%
 08/31/91    0.461437                                             -0.18391      -0.399    0.016%
 --------
 12/31/91    0.491180                           1000   2035.914                           0.016%
 --------
 08/31/92    0.493850                       -0.10725     -0.217   -0.21456      -0.434    0.016%
 08/31/93    0.641665                       -0.18493     -0.288   -0.25500      -0.397    0.016%
 08/31/94    0.620510                       -0.20552     -0.331   -0.28340      -0.457    0.016%
 08/31/95    0.780701                       -0.22813     -0.292   -0.31457      -0.403    0.016%
 --------
 12/31/95    0.816209      1000   1225.176                                                0.016%
 --------
 08/31/96    0.928253  -0.15002     -0.162  -0.36512     -0.393   -0.50347      -0.542    0.021%
 --------
 12/31/96    1.031780  -0.08427     -0.082  -0.13994     -0.136   -0.19297      -0.187    0.021%
 --------


                                    One-Year           Five-Year          Ten-Year
         Ending units                1224.932           2034.257           2805.076
         Contract Value             $1,263.86          $2,098.91          $2,894.22
         Cash Surrender Value       $1,203.86          $2,058.91          $2,894.22
                                     --------
         Total Return                   20.39%            105.89%            189.42%
                                     --------           --------           --------
         Average Annual Total Return                       15.54%             11.21%
                                                        --------           --------


ALLIANCE GROWTH PORTFOLIO

         Unit Values    Dollars       Units    Dollars       Units  Annual Fee
--------
06/20/94    0.584317                              1000    1711.400      0.016%
--------
08/31/94    0.605634                          -0.03214      -0.053      0.016%
08/31/95    0.785461                          -0.19045      -0.242      0.016%
--------
12/31/95    0.812738       1000    1230.409                             0.016%
--------
08/31/96    0.879764   -0.14617      -0.166   -0.29918      -0.340      0.021%
--------
12/31/96    1.036860   -0.08275      -0.080   -0.11508      -0.111      0.021%
--------


                                    One-Year           Since inception
         Ending units                1230.163           1710.654
         Contract Value             $1,275.51          $1,773.71
         Cash Surrender Value       $1,215.51          $1,723.71
                                    --------            --------
         Total Return                  21.55%              72.37%
                                    --------            --------
         Average Annual Total Return                       23.97%
                                                        --------



MFS TOTAL RETURN PORTFOLIO

         Unit Values   Dollars      Units   Dollars     Units    Annual Fee
--------
06/20/94    1.000000                           1000   1000.000     0.016%
08/31/94    1.018312                       -0.03185     -0.031     0.016%
08/31/95    1.121520                       -0.17118     -0.153     0.016%
--------
12/31/95    1.211283      1000    825.571                          0.016%
--------
08/31/96    1.252736  -0.14279     -0.114  -0.24925     -0.199     0.021%
--------
12/31/96    1.367557  -0.07591     -0.056  -0.09193     -0.067     0.021%
--------

                                    One-Year           Since inception
         Ending units                 825.401            999.550
         Contract Value             $1,128.78          $1,366.94
         Cash Surrender Value       $1,068.78          $1,316.94
                                     --------
         Total Return                    6.88%             31.69%
                                     --------           --------
         Average Annual Total Return                       11.48%
                                                        --------


PUTNAM DIVERSIFIED INCOME PORTFOLIO

         Unit Values  Dollars   Units    Dollars   Units   Annual Fee
--------
06/20/94    0.809110                        1000  1235.926    0.016%
--------
08/31/94    0.818177                    -0.03174    -0.039    0.016%
08/31/95    0.897324                    -0.16961    -0.189    0.016%
--------
12/31/95    0.943425     1000  1059.968                       0.016%
--------
08/31/96    0.955299 -0.14127    -0.148 -0.24037    -0.252    0.021%
--------
12/31/96    1.006841 -0.07298    -0.072 -0.08508    -0.084    0.021%
--------

                                          One-Year           Since inception
         Ending units                      1059.748           1235.362
         Contract Value                   $1,067.00          $1,243.81
         Cash Surrender Value             $1,007.00          $1,193.81
                                           --------
         Total Return                          0.70%             19.38%
                                           --------           --------
         Average Annual Total Return                              7.24%
                                                              --------

EQUITY INCOME PORTFOLIO (FIDELITY SUB-ADVISER)

         Unit Values      Dollars         Units    Annual Fee
--------
08/30/96    0.922928         1000      1083.508        0.021%
--------
08/31/96    0.922928     -0.00058        -0.001        0.021%
--------
12/31/96    1.025939     -0.07411        -0.072        0.021%
--------


                            Since inception
         Ending units              1083.435
         Contract Value           $1,111.54
         Cash Surrender Value     $1,051.54
         Total Return              5.15%


FEDERATED STOCK PORTFOLIO

         Unit Values  Dollars         Units  Annual Fee
--------
08/30/96    1.000000       1000    1000.000     0.021%
--------
08/31/96    1.000000   -0.00058      -0.001     0.021%
--------
12/31/96    1.120708   -0.07443      -0.066     0.021%
--------


                               Since inception
         Ending units                  999.933
         Contract Value              $1,120.63
         Cash Surrender Value        $1,060.63
         Total Return                     6.06%

LARGE CAP PORTFOLIO (FIDELITY SUB-ADVISER)

          Unit Values   Dollars    Units    Annual Fee
--------
08/30/96     0.907122      1000   1102.388     0.021%
--------
08/31/96     0.907122  -0.00058     -0.001     0.021%
--------
12/31/96     1.022896  -0.07467     -0.073     0.021%
--------

                                 Since inception
         Ending units                   1102.314
         Contract Value                $1,127.55
         Cash Surrender Value          $1,067.55
         Total Return                       6.76%


LAZARD INTERNATIONAL EQUITY PORTFOLIO

         Unit Values   Dollars      Units    Annual Fee
--------
08/01/96    0.958308       1000    1043.506      0.021%
--------
08/31/96    0.945756   -0.01715      -0.018      0.021%
--------
12/31/96    1.027066   -0.07225      -0.070      0.021%
--------

                             Since inception
         Ending units               1043.418
         Contract Value            $1,071.66
         Cash Surrender Value      $1,011.66
         Total Return                   1.17%

MFS EMERGING GROWTH PORTFOLIO

           Unit Values    Dollars     Units         Annual Fee
--------
08/30/96      0.951800       1000    1050.641      0.021%
--------
08/31/96      0.951800   -0.00058      -0.001      0.021%
--------
12/31/96      1.004157   -0.07212      -0.072      0.021%
--------


                               Since inception
         Ending units                 1050.568
         Contract Value              $1,054.94
         Cash Surrender Value          $994.94
         Total Return                    -0.51%


FEDERATED HIGH YIELD PORTFOLIO

           Unit Values    Dollars     Units     Annual Fee
--------
08/30/96      1.000000       1000    1000.000      0.021%
--------
08/31/96      1.000000   -0.00058      -0.001      0.021%
--------
12/31/96      1.070940   -0.07268      -0.068      0.021%
--------


                                      Since inception
         Ending units                   999.931
         Contract Value               $1,070.87
         Cash Surrender Value         $1,010.87
         Total Return                      1.09%


TRAVELERS QUALITY BOND PORTFOLIO

           Unit Values    Dollars     Unit     Annual Fee
--------
08/30/96      0.971168       1000    1029.688      0.021%
--------
08/31/96      0.971168   -0.00058      -0.001      0.021%
--------
12/31/96      1.000909   -0.07127      -0.071      0.021%
--------


                                Since inception
         Ending units                  1029.616
         Contract Value               $1,030.55
         Cash Surrender Value           $970.55
         Total Return                     -2.94%

TRAVELERS CASH INCOME TRUST

           Unit Values    Dollars      Units     Dollars     Units      Dollars       Units  Annual Fee
--------
12/31/87      1.000000                                                     1000    1000.000      0.016%
--------
08/31/88      1.034369                                                 -0.10880      -0.105      0.016%
08/31/89      1.101482                                                 -0.17085      -0.155      0.016%
08/31/90      1.166930                                                 -0.18143      -0.155      0.016%
08/31/91      1.231601                                                 -0.19180      -0.156      0.016%
--------
12/31/91      1.256672                              1000     795.753                             0.016%
--------
08/31/92      1.274683                          -0.10773      -0.085   -0.20039      -0.157      0.016%
08/31/93      1.287798                          -0.16311      -0.127   -0.20485      -0.159      0.016%
08/31/94      1.296908                          -0.16450      -0.127   -0.20659      -0.159      0.016%
08/31/95      1.356929                          -0.16887      -0.124   -0.21208      -0.156      0.016%
--------
12/31/95      1.369504       1000     730.191                                                    0.016%
--------
08/31/96      1.391588   -0.14152      -0.102   -0.22952      -0.165   -0.28825      -0.207      0.021%
--------
12/31/96      1.406691   -0.07170      -0.051   -0.07809      -0.056   -0.09807      -0.070      0.021%
--------



                                      One-Year           Five-Year          Since Inception
         Ending units                   730.038            795.069            998.521
         Contract Value               $1,026.94          $1,118.42          $1,404.61
         Cash Surrender Value           $966.94          $1,078.42          $1,404.61
                                       --------
         Total Return                     -3.31%              7.84%             40.46%
                                       --------           --------           --------
         Average Annual Total Return                          1.52%              3.84%
                                                          --------           --------

PORTFOLIO ARCHITECT
                         Non-Standardized Performance

Capital Appreciation Fund

          Unit Value  Dollars   Units    Dollars  Units      Dollars  Units     Dollars    Units     Dollars    Units    Annual Fee
          ---------   -------   -----    -------  -----      -------  -----     -------    -----     -------    -----    ----------
05/26/83   0.348580                                                                                    1000    2868.782
--------
12/31/86   0.355923                                                                1000   2809.596                         0.000%
--------
08/31/87   0.487589                                                             0.00000      0.000    0.000       0.000    0.000%
08/31/88   0.341875                                                             0.00000      0.000    0.000       0.000    0.000%
08/31/89   0.424192                                                             0.00000      0.000    0.000       0.000    0.000%
08/31/90   0.357292                                                             0.00000      0.000    0.000       0.000    0.000%
08/31/91   0.461437                                                             0.00000      0.000    0.000       0.000    0.000%
--------
12/31/91   0.491180                                            1000   2035.914                                             0.000%
--------
08/31/92   0.493850                                         0.00000      0.000  0.00000      0.000    0.000       0.000    0.000%
08/31/93   0.641665                                         0.00000      0.000  0.00000      0.000    0.000       0.000    0.000%
--------
12/31/93   0.646424                         1000  1546.972
--------
08/31/94   0.620510                      0.00000   0.00000  0.00000      0.000  0.00000      0.000    0.000       0.000    0.000%
08/31/95   0.780701                      0.00000   0.00000  0.00000      0.000  0.00000      0.000    0.000       0.000    0.000%
--------
12/31/95   0.816209      1000  1225.176                                                                                    0.000%
--------
08/31/96   0.928253   0.00000     0.000  0.00000   0.00000  0.00000      0.000  0.00000      0.000    0.000       0.000    0.000%
--------
12/31/96   1.031780   0.00000     0.000  0.00000   0.00000  0.00000      0.000  0.00000      0.000    0.000       0.000    0.000%
--------


                                 One-Year            Three-Year           Five-Year          Ten-Year          Since Inception
         Ending Units            1225.176              1546.972             2035.914           2809.596            2868.782
         Contract Value         $1,264.11             $1,596.13            $2,100.62          $2,898.88           $2,959.95
                                ---------
         Total Return               26.41%                59.61%              110.06%            189.89%             196.00%
                                ---------             ---------            ---------          ---------           ---------
         Average Annual Total Return                      16.85%               15.98%             11.22%               8.30%
                                                      ---------            ---------          ---------           ---------



ALLIANCE GROWTH PORTFOLIO

            Unit Value    Dollars       Units      Dollars      Units    Dollars          Units   Annual Fee
            ----------    -------       -----      -------      -----    -------          -----   ----------
--------
06/20/94    0.584317                                                        1000        1711.400    0.000%
--------
08/31/94    0.605634                                                     0.00000           0.000    0.000%
08/31/95    0.785461                                                     0.00000           0.000    0.000%
--------
12/31/95    0.812738         1000       1230.409                                                    0.000%
--------
08/31/96    0.879764      0.00000          0.000                         0.00000           0.000    0.000%
--------
12/31/96    1.036860      0.00000          0.000                         0.00000           0.000    0.000%
--------

                                            One-Year                          Since Inception
         Ending Units                        1230.409                             1711.400
         Contract Value                     $1,275.76                            $1,774.48
                                            ---------
         Total Return                           27.58%                               77.45%
                                            ---------                            ---------
         Average Annual Total Return                                                 25.40%
                                                                                 ---------

MFS TOTAL RETURN PORTFOLIO

                Unit Value     Dollars         Units                 Dollars      Units     Annual Fee
                ----------     -------         -----                 -------      -----     ----------
--------
06/20/94        1.000000                                                1000       1000.000    0.000%
--------
08/31/94        1.018312                                             0.00000          0.000    0.000%
08/31/95        1.121520                                             0.00000          0.000    0.000%
--------
12/31/95        1.211665          1000        825.311
--------
08/31/96        1.252736       0.00000          0.000                0.00000          0.000    0.000%
--------
12/31/96        1.367988       0.00000          0.000                0.00000          0.000    0.000%
--------

                                                One-Year                        Since Inception
         Ending Units                           825.311                               1000.000
         Contract Value                       $1,129.02                              $1,367.99
                                               --------
         Total Return                             12.90%                                 12.90%
                                               --------                               --------
         Average Annual Total Return                                                     13.16%
                                                                                      --------


PUTNAM DIVERSIFIED INCOME PORTFOLIO

               Unit Value      Dollars         Units               Dollars        Units   Annual Fee
               ----------      -------         -----               -------        -----   ----------
--------
06/20/94       0.809110                                               1000       1235.926    0.000%
--------
08/31/94       0.818177                                            0.00000          0.000    0.000%
08/31/95       0.897324                                            0.00000          0.000    0.000%
--------
12/31/95       0.943425           1000       1059.968                                        0.000%
--------
08/31/96       0.955299        0.00000          0.000              0.00000          0.000    0.000%
--------
12/31/96       1.006841        0.00000          0.000              0.00000          0.000    0.000%
--------

                                 One-Year                                   Since Inception
         Ending Units            1059.968                                        1235.926
         Contract Value         $1,067.22                                       $1,244.38
                                ---------
         Total Return                6.72%                                          24.44%
                                ---------                                       ---------
         Average Annual Total Return                                                 9.01%
                                                                                ---------


EQUITY INCOME PORTFOLIO (FIDELITY SUB-ADVISER)

                Unit Value        Dollars         Units               Annual Fee
                ----------        -------         -----               ----------
--------
08/30/96        0.922928             1000       1083.508                 0.000%
--------
08/31/96        0.922928          0.00000          0.000                 0.000%
--------
12/31/96        1.025939          0.00000          0.000                 0.000%
--------

                           Since Inception
         Ending Units            1083.508
         Contract Value         $1,111.61
         Total Return               11.16%



FEDERATED STOCK PORTFOLIO

                Unit Value        Dollars        Units                Annual Fee
                ----------        -------        -----                ----------
--------
08/30/96        1.000000             1000       1000.000                 0.000%
--------
08/31/96        1.000000          0.00000          0.000                 0.000%
--------
12/31/96        1.120708          0.00000          0.000                 0.000%
--------


                                   Since Inception
         Ending Units                  1000.000
         Contract Value               $1,120.71
         Total Return                     12.07%

LARGE CAP PORTFOLIO (FIDELITY SUB-ADVISER)

               Unit Value       Dollars        Units                   Annual Fee
               ----------       -------        -----                   ----------
--------
08/30/96       0.907122            1000       1102.388                   0.000%
--------
08/31/96       0.907122         0.00000          0.000                   0.000%
--------
12/31/96       1.022896         0.00000          0.000                   0.000%
--------

                              Since inception
         Ending units               1102.388
         Contract Value            $1,127.63
         Total Return                  12.76%



LAZARD INTERNATIONAL EQUITY PORTFOLIO

           Unit Value         Dollars         Units                    Annual Fee
           ----------         -------         -----                    ----------
08/01/96   0.958308              1000       1043.506                     0.000%
08/31/96   0.945756           0.00000          0.000                     0.000%
12/31/96   1.027066           0.00000          0.000                     0.000%

                                      Since Inception
         Ending Units                      1043.506
         Contract Value                   $1,071.75
         Total Return                          7.17%


MFS EMERGING GROWTH PORTFOLIO

             Unit Value    Dollars        Units                             Annual Fee
             ----------    -------        -----                             ----------
--------
08/30/96     0.951800         1000       1050.641                            0.000%
--------
08/31/96     0.951800      0.00000          0.000                            0.000%
--------
12/31/96     1.004157      0.00000          0.000                            0.000%
--------


                                    Since Inception
         Ending Units                     1050.641
         Contract Value                  $1,055.01
         Total Return                         5.50%


FEDERATED HIGH YIELD PORTFOLIO

           Unit Value    Dollars        Units                             Annual Fee
           ----------   --------        -----                             ----------
08/30/96   1.000000         1000       1000.000                            0.000%
08/31/96   1.000000      0.00000          0.000                            0.000%
12/31/96   1.070940      0.00000          0.000                            0.000%


                                 Since Inception
         Ending Units                  1000.000
         Contract Value               $1,070.94
         Total Return                      7.09%


TRAVELERS QUALITY BOND PORTFOLIO

           Unit Value  Dollars        Units                           Annual Fee
           ----------  -------        -----                           ----------
--------
08/30/96   0.971168       1000       1029.688                            0.000%
--------
08/31/96   0.971168    0.00000          0.000                            0.000%
--------
12/31/96   1.000909    0.00000          0.000                            0.000%
--------


                               Since Inception
         Ending Units                1029.688
         Contract Value             $1,030.62
         Total Return                    3.06%


TRAVELERS CASH INCOME TRUST

            Unit Value    Dollars      Units    Dollars        Units    Dollars         Units   Dollars         Units   Annual Fee
           -----------    -------      -----    -------        -----    -------         -----   -------         -----   ----------
--------
12/31/87   1.000000                                                                                 1000       1000.000    0.000%
--------
08/31/88   1.034369                                                                              0.00000          0.000    0.000%
08/31/89   1.101482                                                                              0.00000          0.000    0.000%
08/31/90   1.166930                                                                              0.00000          0.000    0.000%
08/31/91   1.231601                                                                              0.00000          0.000    0.000%
--------
12/31/91   1.256672                                                        1000        795.753                             0.000%
--------
08/31/92   1.274683                                                     0.00000          0.000   0.00000          0.000    0.000%
08/31/93   1.287798                                                     0.00000          0.000   0.00000          0.000    0.000%
--------
12/31/93   1.289480                                1000        775.506
--------
08/31/94   1.296908                             0.00000        0.00000  0.00000          0.000   0.00000          0.000    0.000%
08/31/95   1.356929                             0.00000        0.00000  0.00000          0.000   0.00000          0.000    0.000%
--------
12/31/95   1.369504          1000     730.191                                                                              0.000%
--------
08/31/96   1.391588       0.00000       0.000   0.00000        0.00000  0.00000          0.000   0.00000          0.000    0.000%
--------
12/31/96   1.406691       0.00000       0.000   0.00000        0.00000  0.00000          0.000   0.00000          0.000    0.000%
--------

                                         One-Year            Three-Year          Five-Year     Since Inception
         Ending Units                      730.191             775.506             795.753           1000.000
         Contract Value                  $1,027.15           $1,090.90           $1,119.38          $1,406.69
                                         ---------
         Total Return                         2.72%               9.09%              11.94%             40.67%
                                         ---------           ---------           ---------          ---------
         Average Annual Total Return                              2.94%               2.28%              3.86%
                                                             ---------           ---------          ---------

Portfolio Architect
Standardized Performance



CAPITAL APPRECIATION FUND

           Unit Values  Dollars     Units    Dollars     Units     Dollars      Units   Annual Fee
           -----------  -------    -------   -------    -------    -------     -------  ----------
 --------
 12/31/86    0.355923                                                 1000    2809.596    0.016%
 --------
 08/31/87    0.487589                                             -0.12622      -0.259    0.016%
 08/31/88    0.341875                                             -0.18642      -0.545    0.016%
 08/31/89    0.424192                                             -0.17214      -0.406    0.016%
 08/31/90    0.357292                                             -0.17558      -0.491    0.016%
 08/31/91    0.461437                                             -0.18391      -0.399    0.016%
 --------
 12/31/91    0.491180                           1000   2035.914                           0.016%
 --------
 08/31/92    0.493850                       -0.10725     -0.217   -0.21456      -0.434    0.016%
 08/31/93    0.641665                       -0.18493     -0.288   -0.25500      -0.397    0.016%
 08/31/94    0.620510                       -0.20552     -0.331   -0.28340      -0.457    0.016%
 08/31/95    0.780701                       -0.22813     -0.292   -0.31457      -0.403    0.016%
 --------
 12/31/95    0.816209      1000   1225.176                                                0.016%
 --------
 08/31/96    0.928253  -0.15002     -0.162  -0.36512     -0.393   -0.50347      -0.542    0.021%
 --------
 12/31/96    1.031780  -0.08427     -0.082  -0.13994     -0.136   -0.19297      -0.187    0.021%
 --------


                                    One-Year           Five-Year          Ten-Year
         Ending units                1224.932           2034.257           2805.076
         Contract Value             $1,263.86          $2,098.91          $2,894.22
         Cash Surrender Value       $1,203.86          $2,058.91          $2,894.22
                                     --------
         Total Return                   20.39%            105.89%            189.42%
                                     --------           --------           --------
         Average Annual Total Return                       15.54%             11.21%
                                                        --------           --------


ALLIANCE GROWTH PORTFOLIO

         Unit Values    Dollars       Units    Dollars       Units  Annual Fee
--------
06/20/94    0.584317                              1000    1711.400      0.016%
--------
08/31/94    0.605634                          -0.03214      -0.053      0.016%
08/31/95    0.785461                          -0.19045      -0.242      0.016%
--------
12/31/95    0.812738       1000    1230.409                             0.016%
--------
08/31/96    0.879764   -0.14617      -0.166   -0.29918      -0.340      0.021%
--------
12/31/96    1.036860   -0.08275      -0.080   -0.11508      -0.111      0.021%
--------


                                    One-Year           Since inception
         Ending units                1230.163           1710.654
         Contract Value             $1,275.51          $1,773.71
         Cash Surrender Value       $1,215.51          $1,723.71
                                    --------            --------
         Total Return                  21.55%              72.37%
                                    --------            --------
         Average Annual Total Return                       23.97%
                                                        --------



MFS TOTAL RETURN PORTFOLIO

         Unit Values   Dollars      Units   Dollars     Units    Annual Fee
--------
06/20/94    1.000000                           1000   1000.000     0.016%
08/31/94    1.018312                       -0.03185     -0.031     0.016%
08/31/95    1.121520                       -0.17118     -0.153     0.016%
--------
12/31/95    1.211283      1000    825.571                          0.016%
--------
08/31/96    1.252736  -0.14279     -0.114  -0.24925     -0.199     0.021%
--------
12/31/96    1.367557  -0.07591     -0.056  -0.09193     -0.067     0.021%
--------

                                    One-Year           Since inception
         Ending units                 825.401            999.550
         Contract Value             $1,128.78          $1,366.94
         Cash Surrender Value       $1,068.78          $1,316.94
                                     --------
         Total Return                    6.88%             31.69%
                                     --------           --------
         Average Annual Total Return                       11.48%
                                                        --------


PUTNAM DIVERSIFIED INCOME PORTFOLIO

         Unit Values  Dollars   Units    Dollars   Units   Annual Fee
--------
06/20/94    0.809110                        1000  1235.926    0.016%
--------
08/31/94    0.818177                    -0.03174    -0.039    0.016%
08/31/95    0.897324                    -0.16961    -0.189    0.016%
--------
12/31/95    0.943425     1000  1059.968                       0.016%
--------
08/31/96    0.955299 -0.14127    -0.148 -0.24037    -0.252    0.021%
--------
12/31/96    1.006841 -0.07298    -0.072 -0.08508    -0.084    0.021%
--------

                                          One-Year           Since inception
         Ending units                      1059.748           1235.362
         Contract Value                   $1,067.00          $1,243.81
         Cash Surrender Value             $1,007.00          $1,193.81
                                           --------
         Total Return                          0.70%             19.38%
                                           --------           --------
         Average Annual Total Return                              7.24%
                                                              --------

EQUITY INCOME PORTFOLIO (FIDELITY SUB-ADVISER)

         Unit Values      Dollars         Units    Annual Fee
--------
08/30/96    0.922928         1000      1083.508        0.021%
--------
08/31/96    0.922928     -0.00058        -0.001        0.021%
--------
12/31/96    1.025939     -0.07411        -0.072        0.021%
--------


                            Since inception
         Ending units              1083.435
         Contract Value           $1,111.54
         Cash Surrender Value     $1,051.54
         Total Return              5.15%


FEDERATED STOCK PORTFOLIO

         Unit Values  Dollars         Units  Annual Fee
--------
08/30/96    1.000000       1000    1000.000     0.021%
--------
08/31/96    1.000000   -0.00058      -0.001     0.021%
--------
12/31/96    1.120708   -0.07443      -0.066     0.021%
--------


                               Since inception
         Ending units                  999.933
         Contract Value              $1,120.63
         Cash Surrender Value        $1,060.63
         Total Return                     6.06%

LARGE CAP PORTFOLIO (FIDELITY SUB-ADVISER)

          Unit Values   Dollars    Units    Annual Fee
--------
08/30/96     0.907122      1000   1102.388     0.021%
--------
08/31/96     0.907122  -0.00058     -0.001     0.021%
--------
12/31/96     1.022896  -0.07467     -0.073     0.021%
--------

                                 Since inception
         Ending units                   1102.314
         Contract Value                $1,127.55
         Cash Surrender Value          $1,067.55
         Total Return                       6.76%


LAZARD INTERNATIONAL EQUITY PORTFOLIO

         Unit Values   Dollars      Units    Annual Fee
--------
08/01/96    0.958308       1000    1043.506      0.021%
--------
08/31/96    0.945756   -0.01715      -0.018      0.021%
--------
12/31/96    1.027066   -0.07225      -0.070      0.021%
--------

                             Since inception
         Ending units               1043.418
         Contract Value            $1,071.66
         Cash Surrender Value      $1,011.66
         Total Return                   1.17%

MFS EMERGING GROWTH PORTFOLIO

           Unit Values    Dollars     Units         Annual Fee
--------
08/30/96      0.951800       1000    1050.641      0.021%
--------
08/31/96      0.951800   -0.00058      -0.001      0.021%
--------
12/31/96      1.004157   -0.07212      -0.072      0.021%
--------


                               Since inception
         Ending units                 1050.568
         Contract Value              $1,054.94
         Cash Surrender Value          $994.94
         Total Return                    -0.51%


FEDERATED HIGH YIELD PORTFOLIO

           Unit Values    Dollars     Units     Annual Fee
--------
08/30/96      1.000000       1000    1000.000      0.021%
--------
08/31/96      1.000000   -0.00058      -0.001      0.021%
--------
12/31/96      1.070940   -0.07268      -0.068      0.021%
--------


                                      Since inception
         Ending units                   999.931
         Contract Value               $1,070.87
         Cash Surrender Value         $1,010.87
         Total Return                      1.09%


TRAVELERS QUALITY BOND PORTFOLIO

           Unit Values    Dollars     Unit     Annual Fee
--------
08/30/96      0.971168       1000    1029.688      0.021%
--------
08/31/96      0.971168   -0.00058      -0.001      0.021%
--------
12/31/96      1.000909   -0.07127      -0.071      0.021%
--------


                                Since inception
         Ending units                  1029.616
         Contract Value               $1,030.55
         Cash Surrender Value           $970.55
         Total Return                     -2.94%

TRAVELERS CASH INCOME TRUST

           Unit Values    Dollars      Units     Dollars     Units      Dollars       Units  Annual Fee
--------
12/31/87      1.000000                                                     1000    1000.000      0.016%
--------
08/31/88      1.034369                                                 -0.10880      -0.105      0.016%
08/31/89      1.101482                                                 -0.17085      -0.155      0.016%
08/31/90      1.166930                                                 -0.18143      -0.155      0.016%
08/31/91      1.231601                                                 -0.19180      -0.156      0.016%
--------
12/31/91      1.256672                              1000     795.753                             0.016%
--------
08/31/92      1.274683                          -0.10773      -0.085   -0.20039      -0.157      0.016%
08/31/93      1.287798                          -0.16311      -0.127   -0.20485      -0.159      0.016%
08/31/94      1.296908                          -0.16450      -0.127   -0.20659      -0.159      0.016%
08/31/95      1.356929                          -0.16887      -0.124   -0.21208      -0.156      0.016%
--------
12/31/95      1.369504       1000     730.191                                                    0.016%
--------
08/31/96      1.391588   -0.14152      -0.102   -0.22952      -0.165   -0.28825      -0.207      0.021%
--------
12/31/96      1.406691   -0.07170      -0.051   -0.07809      -0.056   -0.09807      -0.070      0.021%
--------



                                      One-Year           Five-Year          Since Inception
         Ending units                   730.038            795.069            998.521
         Contract Value               $1,026.94          $1,118.42          $1,404.61
         Cash Surrender Value           $966.94          $1,078.42          $1,404.61
                                       --------
         Total Return                     -3.31%              7.84%             40.46%
                                       --------           --------           --------
         Average Annual Total Return                          1.52%              3.84%
                                                          --------           --------